THE RBB FUND, INC.

MONEY MARKET PORTFOLIO

Bedford Shares Ticker Symbol: BDMXX

Sansom Street Shares Ticker Symbol: SANXX

Supplement dated December 5, 2014

to the Bedford Class and Sansom Street Class Prospectuses, and Statement of Additional Information, each dated December 31, 2013

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION.

On December 5, 2014, the Board of Directors of The RBB Fund, Inc. (the “Board”) approved a plan of liquidation and termination for the Money Market Portfolio (the “Fund”).  Effective January 23, 2015, new account requests, exchanges into the Fund and purchase orders will no longer be permissible (other than those purchase orders received through dividend reinvestment).

On or about January 30, 2015 (the “Liquidation Date”), the Fund will redeem all investors’ shares at net asset value, and the Fund will terminate.  Investors holding shares of the Fund on the Liquidation Date will receive cash representing proceeds from the redemption.  Absent other instructions, the cash proceeds will be distributed by mailing a check to each investor of record at such investor’s address of record.  Prior to the Liquidation Date, the Fund will begin liquidating securities and the Fund may invest all or part of the proceeds from the liquidation of portfolio securities in cash equivalent instruments or hold the proceeds in cash.    During this time, the Fund may not achieve its investment goal.

Until the Liquidation Date, investors may redeem their shares in the manner set forth in the Fund’s current Prospectus. The redemption of your shares will generally be considered a taxable event.

You should consult your tax adviser for information regarding all tax consequences applicable to your investment in the Fund.

Please retain this Supplement for future reference.